UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2019

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Midstates Petroleum Company, Inc.

321 South Boston Avenue, Suite 1000

Tulsa, Oklahoma 74103

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 6, 2019 (the “Effective Date”), Midstates Petroleum Company, Inc., a Delaware corporation (“Midstates”), and Amplify Energy Corp., a Delaware corporation (“Legacy Amplify”), completed the previously announced merger in accordance with the terms of the Agreement and Plan of Merger, dated as of May 5, 2019 (the “Merger Agreement”), by and among Midstates, Legacy Amplify and Midstates Holdings, Inc., a Delaware corporation and direct, wholly owned subsidiary of Midstates (“Merger Sub”), pursuant to which Merger Sub merged with and into Legacy Amplify, with Legacy Amplify surviving the Merger as a wholly owned subsidiary of Midstates (the “Merger”), and immediately following the Merger, Legacy Amplify merged with and into Alpha Mike Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of Midstates (“LLC Sub”), with LLC Sub surviving as a wholly owned subsidiary of Midstates. On the Effective Date, pursuant to the Merger Agreement, Midstates changed its name to “Amplify Energy Corp.” (the “Combined Company”) and LLC Sub changed its name to “Amplify Energy Holdings LLC.”

Amended and Restated Registration Rights Agreement

Pursuant to the Merger Agreement, Midstates and Legacy Amplify agreed to use their reasonable best efforts to cause the Combined Company to enter into a consolidated registration rights agreement among the Combined Company and holders of Legacy Amplify common stock that are party to the Registration Rights Agreement, dated May 4, 2017, by and between Legacy Amplify and certain holders of Legacy Amplify common stock party thereto.

On the Effective Date, the Combined Company entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) with certain stockholders (the “Holders”). The A&R Registration Rights Agreement amends and restates the Combined Company’s previous Registration Rights Agreement, dated as of October 21, 2016, in accordance with the terms of the Merger Agreement. The A&R Registration Rights Agreement provides resale registration rights for the Holders’ Registrable Securities (as defined in the A&R Registration Rights Agreement).

Pursuant to the A&R Registration Rights Agreement, the Combined Company is required to file a Shelf Registration Statement (as defined in the A&R Registration Rights Agreement) with respect to the Registrable Securities within 90 days of the Effective Date. The Combined Company is required to maintain the effectiveness of any such registration statement until the Registrable Securities covered by the registration statement are no longer Registrable Securities. Additionally, the Holders have customary demand, underwritten offering and piggyback registration rights, subject to the limitations set forth in the A&R Registration Rights Agreement.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration statement and the Combined Company’s right to delay or withdraw a registration statement under certain circumstances. The Combined Company will generally pay all registration expenses in connection with its obligations under the A&R Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. The registration rights granted in the A&R Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter.

The obligations to register shares under the A&R Registration Rights Agreement will terminate with respect to the Combined Company and each Holder on the first date upon which the Holder no longer owns any Registrable Securities.

This summary is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Assignment and Assumption Agreement

On the Effective Date, Legacy Amplify, Midstates and American Stock Transfer & Trust Company, LLC (“AST”) entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which the Combined Company agreed to assume Legacy Amplify’s Warrant Agreement, dated May 4, 2017, with AST, as warrant agent (the “Legacy Amplify Warrant Agreement”).

Under the Legacy Amplify Warrant Agreement, Legacy Amplify issued warrants (the “Legacy Amplify Warrants”) to purchase up to 2,173,913 shares of Legacy Amplify’s common stock, exercisable for a five year period commencing on May 4, 2017 at an exercise price of $42.60 per share.

This summary is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement and the Legacy Amplify Warrant Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On the Effective Date, in connection with the closing of the Merger, Midstates terminated the Senior Secured Credit Agreement, dated as of October 21, 2016, by and among Midstates, Midstates Petroleum Company LLC, as borrower, SunTrust Bank, as administrative agent, and certain lenders party thereto (as amended from time to time, the “Midstates Credit Agreement”). In connection with the termination of the Midstates Credit Agreement, all outstanding borrowings and unpaid fees and expenses thereunder were paid in full.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

As of the Effective Date, the Combined Company is headquartered in Houston, Texas and, effective as of August 7, 2019, the Combined Company will trade on the New York Stock Exchange under the ticker symbol “AMPY.”

As a result of the Merger, each share of common stock, par value $0.0001 per share, of Legacy Amplify issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares issued and outstanding immediately prior to the Effective Time held by (i) Legacy Amplify as treasury shares, (ii) Midstates, (iii) any direct or indirect subsidiary of Legacy Amplify or Midstates or (iv) any holder who did not vote in favor of the Merger or consent thereto and properly exercised and perfected appraisal rights in respect of such shares pursuant to, and in accordance with, the provisions of Section 262 of the DGCL) was converted into the right to receive 0.933 shares of common stock of the Combined Company, par value $0.01 per share (the “Exchange Ratio”), rounded up to the nearest whole share.

At the Effective Time, (i) all outstanding Legacy Amplify stock options, whether vested or unvested, automatically converted into stock options of the Combined Company, at an exercise price adjusted after taking into effect the Exchange Ratio, (ii) all outstanding Legacy Amplify time-vesting restricted stock units (“RSUs”) converted into RSUs of the Combined Company, calculated based on the Exchange Ratio, (iii) all Legacy Amplify performance-vesting RSUs (“PSUs”) converted into awards of the Combined Company, calculated based on the Exchange Ratio and (iv) holders of the Legacy Amplify Warrants outstanding under Legacy Amplify’s Warrant Agreement dated as of May 4, 2017, by and between Legacy Amplify and American Stock Transfer & Trust Company, LLC have the right to acquire 0.933 shares of common stock of the Combined Company per Legacy Amplify Warrant upon exercise at an exercise price of $42.60 per share. All members of Legacy Amplify’s senior management and board of directors waived the acceleration of vesting of Legacy Amplify’s RSUs and PSUs prior to the Effective Time.

As a result of the Merger, the Combined Company will issue approximately 21.2 million shares of common stock in the aggregate to former holders of Legacy Amplify common stock. The issuance of common stock of the Combined Company in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Midstates’ registration statement on Form S-4 (File No. 333-231999), declared effective by the Securities and Exchange Commission (the “SEC”) on June 28, 2019. The definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), filed with the SEC pursuant to Rule 424(b)(3) under the Securities Act on June 7, 2019, contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was included as Annex A to the Joint Proxy Statement/Prospectus and is incorporated by reference in this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, Legacy Amplify became a wholly owned subsidiary of the Combined Company. Subsidiaries of Legacy Amplify are party to that certain Credit Agreement, dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019 (the “First Amendment”) and as amended by that certain Second Amendment to Credit Facility, dated as of July 16, 2019 (the “Second Amendment”), the “Revolving Credit Facility”). As a result of the Merger, the Revolving Credit Facility became a direct financial obligation of the Combined Company as of the Effective Date.

On the Effective Date, in connection with the Merger, Amplify Energy Operating LLC and Amplify Acquisitionco LLC entered into a Borrowing Base Redetermination, Commitment Increase and Joinder Agreement to Credit Agreement, the guarantors party thereto, the lenders party thereto and Bank of Montreal, as administrative agent (the “Joinder Agreement”). The Joinder Agreement amends the Revolving Credit Facility to, among other things:

•	redetermine the borrowing base of the Revolving Credit Facility, by increasing the borrowing base from $425.0 million to $530.0 million;

•	increase the commitments of certain of the original lenders under the Revolving Credit Facility; and

•	add additional lenders as parties to the Revolving Credit Facility.

The foregoing debt agreements, which are attached hereto as Exhibits 10.4 through 10.7, are incorporated herein by reference. The description of the Revolving Credit Facility in Note 8 of Item 1 to Legacy Amplify’s Quarterly Report on Form 10-Q filed with the SEC on November 7, 2018, the description of the First Amendment in Note 17 of Item 1 to Legacy Amplify’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2019 and a description of the Second Amendment in Item 1.01 to Legacy Amplify’s Current Report on Form 8-K filed with the SEC on July 17, 2019 are each incorporated herein by reference.

For a description of the terms of the material indebtedness outstanding under the foregoing agreements, please see Legacy Amplify’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the SEC on August 5, 2019, which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 2.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Prior to the completion of the Merger, Grant Thornton LLP served as the independent registered public accountant of Midstates. On August 6, 2019, the Board of Directors of the Combined Company (the “Board”) dismissed Grant Thornton LLP as its independent registered public accounting firm, effective immediately, and engaged KPMG LLP as discussed below to serve in such capacity of the Combined Company instead.

The reports of Grant Thornton LLP on Midstates’ consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim periods through August 6, 2019 there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference thereto in its reports on the consolidated financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

On August 6, 2019, the Board approved the engagement of KPMG LLP as the Combined Company’s independent registered public accounting firm for the year ending December 31, 2019. Prior to the completion of the Merger, KPMG LLP served as the independent registered public accountant of Legacy Amplify.

During the years ended December 31, 2018 and 2017, and the subsequent interim periods through August 6, 2019, neither Legacy Amplify, Midstates, nor anyone on their behalf consulted with KPMG LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on Legacy Amplify’s financial statements, and neither a written report nor oral advice was provided to Legacy Amplify that KPMG LLP concluded was an important factor considered by Legacy Amplify in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Combined Company delivered a copy of this Current Report on Form 8-K to Grant Thornton LLP on August 5, 2019 and requested that a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in response to this Item and, if not, stating the respects in which it does not agree. Grant Thornton LLP responded with a letter dated August 6, 2019, stating that Grant Thornton LLP agrees with the statements set forth above, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Pursuant to the Merger Agreement, each of the directors of Midstates who would not be continuing as directors of the Combined Company resigned as of the Effective Date. As of the Effective Time, each of David M. Dunn, Christopher W. Hamm, Scott L. Hoffman and Kenneth Mariani was appointed as a director of the Combined Company by the affirmative vote of a majority of the remaining members of the board of directors of Midstates. As of the Effective Date, the Board consists of the following eight members: David M. Dunn, Christopher W. Hamm, Scott L. Hoffman, Randal T. Klein, Evan S. Lederman, Kenneth Mariani, David H. Proman and Todd R. Snyder. Messrs. Dunn, Hamm, Hoffman and Mariani were directors of Legacy Amplify prior to the closing of the Merger. Messrs. Klein and Snyder were directors of Midstates prior to the closing of the Merger. Messrs. Proman and Lederman served on both Midstates’ board of directors and Legacy Amplify’s board of directors prior to the closing of the Merger.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Pursuant to the terms of the Merger Agreement, each of David J. Sambrooks, Alan J. Carr, Patrice D. Douglas and Neal P. Goldman delivered a letter effectuating his or her resignation as a director of Midstates and, as of the Effective Time, ceased to be directors of Midstates. Mr. Carr served as a member of the Nominating and Corporate Governance Committee and the Compensation Committee of the board of directors of Midstates, Ms. Douglas served as a member of the Audit Committee of the board of directors of Midstates and Mr. Goldman served as a member of the Compensation Committee and the Audit Committee of the board of directors of Midstates. The decision of each of Messrs. Sambrooks, Carr and Goldman and Ms. Douglas to resign as a director of Midstates was not a result of any disagreement with Midstates on any matter relating to the operations, policies or practices of Midstates.

Appointment of Directors

The information set forth in Item 5.01 of this Current Report on Form 8-K with respect to the appointment of directors to the Board in accordance with the Merger Agreement is incorporated by reference into this Item 5.02.

As of the Effective Time, (i) Mr. Dunn was appointed to serve on the audit committee of the Board, (ii) Mr. Hamm was appointed as the chairman of the compensation committee of the Board and was appointed to serve on the audit committee of the Board and (iii) Mr. Hoffman was appointed as the chairman of the nominating and corporate governance committee of the Board.

Each of Messrs. Dunn and Hamm may receive compensation for their services on the Board in accordance with Legacy Amplify’s 2017 Non-Employee Directors Compensation Plan, which the Combined Company has assumed in connection with the Merger. Mr. Hoffman will not receive compensation for his service on the Board. Legacy Amplify’s 2017 Non-Employee Directors Compensation Plan provides for a combination of cash and equity compensation. Equity grants under Legacy Amplify’s 2017 Non-Employee Directors Compensation Plan are made under the Form of Restricted Stock Unit Award Agreement under the Amplify Energy Corp. 2017 Non-Employee Directors Compensation Plan, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Legacy Amplify 2017 Directors Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Legacy Amplify 2017 Directors Compensation Plan, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Termination of Officers

Pursuant to the terms of the Merger Agreement, each of Mr. Sambrooks, the President and Chief Executive Officer of Midstates, Scott C. Weatherholt, the Executive Vice President – General Counsel and Corporate Secretary of Midstates, Richard W. McCullough, the Vice President and Chief Accounting Officer of Midstates, and Amelia K. Harding, the Vice President – Human Resources and Administration of Midstates, was deemed terminated without cause as of the Effective Time from his or her position with Midstates.

Appointment of Officers

On the Effective Date, in connection with the Merger, the Combined Company appointed Kenneth Mariani as President and Chief Executive Officer, Martyn Willsher as Senior Vice President and Chief Financial Officer, Polly Schott as Senior Vice President and Chief Administrative Officer, Richard P. Smiley as Senior Vice President, Operations, Eric M. Willis as Senior Vice President, General Counsel & Land and Denise DuBard as Vice President and Chief Accounting Officer of the Combined Company.

Kenneth Mariani

Kenneth Mariani, 58, served as the President and Chief Executive Officer of Legacy Amplify from May 2018 until the Effective Date. Mr. Mariani most recently served as the President of EnerVest Ltd. from January 2014 through December 2017. Prior to that, he served as Executive Vice President of EnerVest and President and Chief Executive Officer of EnerVest Operating Company from January 2012 to January 2014. Mr. Mariani joined EnerVest in 2000 and was Senior Vice President and General Manager — Eastern Division for 11 years. Prior to joining EnerVest, from 1991 to 2000, he served as Vice President of Operations for Energy Corporation of America (“ECA”), a privately held exploration and production company, and was responsible for engineering, land, geology and production operations. Prior to his role at ECA, he held various engineering positions at Conoco, Inc., in the Midland, TX, and Rocky Mountain Divisions. Mr. Mariani holds a degree in Chemical Engineering from the University of Pittsburgh, graduating cum laude with a petroleum option. Mr. Mariani received his Master of Business Administration from The University of Texas of the Permian Basin and is a licensed Professional Engineer.

Martyn Willsher

Martyn Willsher, 41, served as the Senior Vice President and Chief Financial Officer of Legacy Amplify from April 27, 2018 until the Effective Date. Previously, Mr. Willsher served as Legacy Amplify’s Vice President and Treasurer since May 2017. He also served as Treasurer of Memorial Production Partners GP, LLC, our predecessor, from July 2014 to May 2017, and as Director of Strategic Planning for Memorial Resource Development LLC, an affiliate of Legacy Amplify’s predecessor, from March 2012 to June 2014. Prior to that, he served as Manager, Financial Analysis of AGL Resources from September 2009 to March 2012, and as Director — Upstream Oil & Gas A&D of Constellation Energy from August 2006 to March 2009. Prior to that, he served in various business development and financial analysis roles at JM Huber Corp., FTI Consulting and PricewaterhouseCoopers LLP. Mr. Willsher received his Master of Business Administration from The University of Texas at Austin and his Bachelor of Business Administration in Finance from Texas A&M University.

Polly Schott

Polly Schott, 47, served as the Senior Vice President and Chief Administrative Officer of Legacy Amplify from June 2018 until the Effective Date. Ms. Schott served as Senior Vice President, Finance and Accounting with EnerVest, Ltd. from September 2014 to February 2018, and previously as Vice President, Finance from March 2012 to August 2014. Prior to EnerVest, Ms. Schott was a Director with BNP Paribas’ energy banking group in Houston. She served in various credit and commercial roles with BNP Paribas from March 2001 to January 2012 and from August 1993 to July 1998. Ms. Schott also worked as a Financial Analyst with The Minute Maid Company from July 2000 to March 2001. Ms. Schott holds a Bachelor of Arts in Economics and French from Rice University and a Master of Business Administration from The University of Texas at Austin. Ms. Schott is a CFA® charterholder.

Richard P. Smiley

Richard P. Smiley, 60, served as the Vice President of Operations — Onshore of Legacy Amplify since its inception in May 2017 until the Effective Date. He previously served at Memorial Production Partners GP, LLC, the general partner of Legacy Amplify’s predecessor, as Vice President of Operations — Onshore from March 2016 to May 2017, as Vice President of Operations — Southern Region from August 2015 through February 2016 and as

Director, Operations — Northern Region from November 2014 to July 2015. Previously, he was Vice President of Operations at CL&F Resources LP from February 2014 to November 2014. From December 2011 to January 2014, Mr. Smiley served as Vice President of Operations at Propel Energy, LLC. From June 2010 to November 2011, he held the position of Operations Manager at Quantum Resources Management, LLC. Mr. Smiley began his career with El Paso Exploration Company in 1980 and held various engineering, operations and management with multiple companies, including Burlington Resources, Comstock, Bois d’Arc and Stone Energy, throughout the Central United States, both onshore and in the Gulf of Mexico. Mr. Smiley has a Petroleum Engineering Degree from the Colorado School of Mines.

Eric M. Willis

Eric M. Willis, 41, served as the Vice President and General Counsel of Legacy Amplify from December 2017 until the Effective Date. From April 2015 to December 2017, Mr. Willis was a partner in the capital markets practice group at Kirkland & Ellis LLP in Houston, Texas, representing oil and gas clients. Prior to joining Kirkland & Ellis, he practiced corporate and securities law from September 2008 to April 2015 at Latham & Watkins LLP in Houston, Texas and Orange County, California. Mr. Willis holds a Juris Doctorate from The University of Texas at Austin School of Law and Bachelor of Science in Chemistry from the United States Military Academy.

Denise DuBard

Denise DuBard, 62, served as the Vice President and Chief Accounting Officer of Legacy Amplify from August 2018 until the Effective Date. From March 2015 until July 2018, Ms. DuBard served as the Chief Accounting Officer and Controller of Contango Oil & Gas Company. Ms. DuBard also served as the Chief Financial Officer, Treasurer and Secretary of PetroPoint Energy Partners, LP from 2012 until August 2014, when the company was sold. Prior to that, Ms. DuBard served as a consultant with Axia Partners, a CPA advisory firm, providing accounting and finance related consulting services to the energy industry from December 2014 until March 2015. Ms. DuBard worked with Axia Partners as a consultant in the same capacity as mentioned above from 2009 to 2012. From 2005 to 2009 Ms. DuBard served as Vice President, Controller and Chief Accounting Officer for Rosetta Resources Inc., a public oil and gas company. Ms. DuBard started her career with Deloitte in the assurance practice and held accounting and consulting positions prior to 2005 including Sonat Offshore Drilling and Team, Inc. Ms. DuBard graduated with honors from Texas A&M University with a Bachelor of Business Administration degree in Finance and brings over 30 years of energy experience in accounting, finance and management.

Employment Agreements

Prior to the Effective Time, Each of Mses. Schott and DuBard and Messrs. Mariani, Willsher, Smiley and Willis were party to an employment agreement with Legacy Amplify, the material terms of which are described below. In connection with the Merger, the Combined Company assumed each of the Legacy Amplify Employment Agreements (as defined below).

Legacy Amplify entered into an employment agreement with Mr. Mariani effective May 14, 2018 (the “Mariani Employment Agreement”), with Ms. Schott effective June 11, 2018 (the “Schott Employment Agreement”), with Ms. DuBard effective May 1, 2019 (the “DuBard Employment Agreement”) and with each of Messrs. Willsher, Smiley, and Willis effective May 3, 2019 (the “Willsher Employment Agreement,” the “Smiley Employment Agreement” and the “Willis Employment Agreement,” respectively, collectively, the “Legacy Amplify Employment Agreements”).

The Mariani Employment Agreement provides Mr. Mariani with an initial base salary of $600,000 per year; an annual bonus opportunity targeted at 100% of base salary, which was pro-rated for 2018; an initial grant of 125,000 RSUs; an initial grant of 125,000 PSUs; and the right to participate in the benefit plans, programs, and arrangements available to Legacy Amplify’s other senior executives generally, subject to the terms and conditions of those plans, programs, and arrangements.

The Willsher Employment Agreement provides Mr. Willsher with an initial base salary of $300,000 per year; an annual bonus opportunity targeted at 75% of base salary; the potential to receive long-term incentive compensation awards as determined in the Legacy Amplify board’s discretion; and the right to participate in the benefit plans, programs, and arrangements available to Legacy Amplify’s other senior executives generally, subject to the terms and conditions of those plans, programs, and arrangements.

The Schott Employment Agreement provides Ms. Schott with an initial base salary of $300,000 per year; an annual bonus opportunity targeted at 75% of base salary, which was pro-rated for 2018; an initial grant of 40,000 RSUs; an initial grant of 40,000 PSUs; and the right to participate in the benefits plans, programs, and arrangements available to Legacy Amplify’s other senior executives generally, subject to the terms and conditions of those plans, programs, and arrangements.

The Smiley Employment Agreement provides Mr. Smiley with an initial base salary of $330,000 per year; an annual bonus opportunity targeted at 70% of base salary; the potential to receive long-term incentive compensation awards as determined in the Legacy Amplify board’s discretion; and the right to participate in the benefit plans, programs, and arrangements available to Legacy Amplify’s other senior executives generally, subject to the terms and conditions of those plans, programs, and arrangements.

The Willis Employment Agreement provides Mr. Willis with an initial base salary of $350,000 per year; an annual bonus opportunity targeted at 65% of base salary; the potential to receive long-term incentive compensation awards as determined in the Legacy Amplify board’s discretion; and the right to participate in the benefit plans, programs, and arrangements available to Legacy Amplify’s other senior executives generally, subject to the terms and conditions of those plans, programs, and arrangements.

The DuBard Employment Agreement provides Ms. DuBard with an initial base salary of $240,000 per year; an annual bonus opportunity targeted at 50% of base salary; the potential to receive long-term incentive compensation awards as determined in the Legacy Amplify board’s discretion; and the right to participate in the benefit plans, programs, and arrangements available to Legacy Amplify’s other senior executives generally, subject to the terms and conditions of those plans, programs, and arrangements.

Under the Legacy Amplify Employment Agreements, if the executive experiences a termination of employment without “cause” or for “good reason” (each as defined in the respective agreement) (each, a “Good Leaver Termination”), then, subject to the executive’s timely execution and non-revocation of a general release of claims and complying with the release and any applicable restrictive covenants, the executive will be entitled to: (i) any earned but unpaid annual bonus for the preceding year (the “Actual Prior Year Bonus”); (ii) a pro-rated annual bonus for the year of termination, with the amount determined based on actual results for the year and the proration determined based on the duration of employment with Legacy Amplify during the calendar year (the “Pro-Rated Bonus”); (iii) (A) if the termination occurs on or before November 14, 2019 (or December 11, 2019 for Ms. DuBard and Messrs. Willsher, Smiley, and Willis), an amount equal to 100% of the executive’s annual base salary (50% for Ms. DuBard) and (B) if the termination occurs after November 14, 2019 (or December 11, 2019 for Ms. DuBard and Messrs. Willsher, Smiley, and Willis), an amount equal to 200% of the executive’s annual base salary (100% for Ms. DuBard), in each case, payable in accordance with the Combined Company’s regular payroll practices for 12 months following the termination date; and (iv) up to 12 months of continued health insurance benefits under Legacy Amplify’s group health plan (at the employee-rate), subject to the executive’s continued eligibility for COBRA coverage and terminable if the executive obtains other employment offering group health plan coverage.

Under the Legacy Amplify Employment Agreements, if the executive experiences a termination of employment due to death or disability, then the Executive will be entitled to the Actual Prior Year Bonus and the Pro-Rated Bonus.

Each Legacy Amplify Employment Agreement provides for a Code Section 280G “best-net” cutback, which would cause an automatic reduction in any payments or benefits the executive would receive that constitute parachute payments within the meaning of Code Section 280G, in the event such reduction would result in the executive receiving greater payments and benefits on an after-tax basis.

Each Legacy Amplify Employment Agreement subjects the executive to employment term and 12-month post-employment non-competition, non-solicitation, and non-interference restrictive covenants, as well as assignment of inventions, perpetual non-disparagement and employment term and post-employment confidentiality covenants.

The foregoing descriptions of the Legacy Amplify Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of the Legacy Amplify Employment Agreements, which are filed as Exhibits 10.10, 10.11, 10.12, 10.13. 10.14 and 10.15, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The officers and directors of the Combined Company have entered into customary indemnification agreements with the Combined Company in connection with their appointments as officers and directors of the Combined Company. The foregoing description of the indemnification agreements does not purport to be complete and are qualified in their entirety by reference to the complete text of the form of indemnification agreement, which is filed as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Each of Each of Mses. Schott and DuBard and Messrs. Mariani, Willsher, Smiley and Willis may receive compensation for their services as officers of the Combined Company in accordance with Legacy Amplify’s Management Incentive Plan (the “MIP”), which provides for equity compensation for selected employees. The Combined Company assumed the MIP in connection with the Merger. The foregoing description of the MIP does not purport to be complete and is qualified in its entirety by reference to the complete text of the MIP, which is filed as Exhibit 10.17 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Equity grants under the MIP are made pursuant to the Form of Restricted Stock Unit Agreement, the Form of 2018 RSU Award Agreement (Executives), the Form of 2018 RSU Award Agreement, the Form of 2019 RSU Award Agreement (Executives), the Form of 2019 RSU Award Agreement and the Form of Stock Option Award Agreement, which are filed as Exhibits 10.18, 10.19, 10.21, 10.21, 10.22 and 10.23, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

There are no family relationships among any of the Combined Company’s directors and executive officers. Please refer to “Transactions with Related Persons” in Midstates’ and Legacy Amplify’s joint proxy statement/prospectus filed with the SEC on June 7, 2019 for a description of related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, which descriptions are incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, Midstates filed an amendment to its Second Amended and Restated Certificate of Incorporation, dated October 21, 2016, to, among other things, change Midstates’ name to “Amplify Energy Corp.” (the “Name Change Charter”).

On the Effective Date, Midstates amended and restated its Amended and Restated Bylaws to, among other things, change Midstates’ name to “Amplify Energy Corp.” (the “Name Change Bylaws”).

The foregoing descriptions of the Name Change Charter and the Name Change Bylaws are not complete and are subject to and qualified in their entirety by reference to the Name Change Charter and the Name Change Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 6, 2019, the Combined Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Combined Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, includes “forward-looking statements.” All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that the Combed Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “outlook,” “continue,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about the Combined Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements address activities, events or developments that we expect or anticipate will or may occur in the future, including things such as projections of results of operations, plans for growth, goals, future capital expenditures, competitive strengths, references to future intentions and other such references. These forward-looking statements involve risks and uncertainties and other factors that could cause the Combined Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. These include risks and uncertainties relating to, among other things: the Combined Company’s evaluation and implementation of strategic alternatives; the Combined Company’s efforts to reduce leverage; the Combined Company’s level of indebtedness, including its ability to satisfy its debt obligations; the Combined Company’s need to make accretive acquisitions or substantial capital expenditures to maintain its declining asset base, including the ability to make acquisitions on favorable terms or to integrate acquired properties; continued low or further declining commodity prices and demand for oil, natural gas and natural gas liquids; the Combined Company’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Combined Company’s indebtedness or otherwise; general political and economic conditions, globally and in the jurisdictions in which we operate, including the impact of legislation and governmental regulations, including those related to climate change and hydraulic fracturing; and changes in commodity prices and hedge positions and the risk that the Combined Company’s hedging strategy may be ineffective or may reduce its income. Please read Midstates’ and Legacy Amplify’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in Midstates and Legacy Amplify’s Annual Report on Form 10-K, and if applicable, Midstates’ and Legacy Amplify’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Combined Company’s Investor Relations website at http://investor.amplifyenergy.com/ or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Combined Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheet of Legacy Amplify, as of December 31, 2018 and December 31, 2017, and the consolidated statements of operations and comprehensive income, consolidated statements of cash flows and consolidated statements of stockholders’ equity of Legacy Amplify, for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto, are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated March 6, 2019, relating to the consolidated financial statements of Legacy Amplify is incorporated by reference as Exhibit 99.3 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of Legacy Amplify as of June 30, 2019 and December 31, 2018, the consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2019 and 2018, the consolidated statements of cash flows for the six months ended June 30, 2019 and 2018 and the consolidated statements of stockholders’ equity of Legacy Amplify for the six months ended June 30, 2019, and the notes related thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2019 gives effect to the Merger as if the Merger had been completed on June 30, 2019. The unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018 and the six months ended June 30, 2019 gives effect to the Merger as if the Merger had been completed on January 1, 2018. The pro forma financial information, and the related notes thereto, are incorporated by reference as Exhibit 99.5 hereto and are incorporated by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit Number		Description

3.1*	—	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Midstates Petroleum Company, Inc., dated August 6, 2019.

3.2*	—	Second Amended and Restated Bylaws of Amplify Energy Corp., dated August 6, 2019.

10.1*	—	Amplify Energy Corp. Amended and Restated Registration Rights Agreement, dated August 6, 2019, between Amplify Energy Corp. and certain holders party thereto.

10.2*	—	Assignment and Assumption Agreement, dated August 6, 2019, by and among Amplify Energy Corp., Midstates Petroleum Company, Inc. and American Stock Transfer & Trust Company, LLC.

10.3	—	Warrant Agreement between Amplify Energy Corp., as Issuer, and American Stock Transfer & Trust Company, LLC, as Warrant Agent, dated as of May 4, 2017 (incorporated by reference to Exhibit 10.4 of the Amplify Energy Corp.’s Current Report on Form 8-K (File No. 001-35364) filed on May 5, 2017).

10.4	—	Credit Agreement, dated as of November 2, 2018, among Amplify Energy Operating LLC, Amplify Acquisitionco. Inc., as parent, Bank of Montreal, as administrative agent and an L/C issuer, and the other lenders and agents from time to time party thereto (incorporated by reference to Exhibit 10.2 of Amplify Energy Corp.’s Quarterly Report on Form 10-Q (File No. 001-35364) filed on November 7, 2018).

10.5	—	First Amendment to Credit Agreement, dated May 5, 2019, by and among Amplify Energy Operating LLC, Amplify Acquisitionco Inc., Amplify Energy Corp., the guarantors party thereto, lenders party thereto and Bank of Montreal, as administrative agent (incorporated by reference to Exhibit 10.1 of Amplify Energy Corp.’s Current Report on Form 8-K (File No. 001-35364) filed on May 6, 2019).

10.6	—	Second Amendment to Credit Agreement, dated July 16, 2019, by and among Amplify Energy Operating LLC, Amplify Acquisitionco Inc., Amplify Energy Corp., the guarantors party thereto, lenders party thereto and Bank of Montreal, as administrative agent (incorporated by reference to Exhibit 10.1 of Amplify Energy Corp.’s Current Report on Form 8-K (File No. 001-35364) filed on July 17, 2019).

10.7*	—	Borrowing Base Redetermination, Commitment Increase and Joinder Agreement to Credit Agreement, dated August 6, 2019, by and among Amplify Energy Operating LLC, Amplify Acquisitionco LLC, the guarantors party thereto, the lenders party thereto and Bank of Montreal, as administrative agent.

10.8	—	Form of Restricted Stock Unit Award Agreement under the Amplify Energy Corp. 2017 Non-Employee Directors Compensation Plan (incorporated by reference to Exhibit 99.2 of Amplify Energy Corp.’s Registration Statement on Form S-8 (File No. 333-218745) filed on June 14, 2017).

10.9	—	Amplify Energy Corp. 2017 Non-Employee Directors Compensation Plan (incorporated by reference to Exhibit 99.1 of Amplify Energy Corp.’s Registration Statement on Form S-8 (File No. 333-218745) filed on June 14, 2017).

10.10	—	Employment Agreement, dated May 5, 2018, by and between Amplify Energy Corp. and Kenneth Mariani (incorporated by reference to Exhibit 10.2 to Amplify Energy Corp.’s Quarterly Report on Form 10-Q (File No. 001-35364) filed on August 8, 2018).

10.11	—	Employment Agreement, dated May 3, 2019, by and between Amplify Energy Corp. and Martyn Willsher (incorporated by reference to Exhibit 10.1 to Amplify Energy Corp.’s Quarterly Report on Form 10-Q (File No. 001-35364) filed on May 9, 2019).

10.12*	—	Employment Agreement, dated May 5, 2018, by and between Amplify Energy Corp. and Polly Schott.

10.13	—	Employment Agreement, dated May 3, 2019, by and between Amplify Energy Corp. and Richard P. Smiley (incorporated by reference to Exhibit 10.2 to Amplify Energy Corp.’s Quarterly Report on Form 10-Q (File No. 001-35364) filed on May 9, 2019).

10.14	—	Employment Agreement, dated May 3, 2019, by and between Amplify Energy Corp. and Eric M. Willis (incorporated by reference to Exhibit 10.3 to Amplify Energy Corp.’s Quarterly Report on Form 10-Q (File No. 001-35364) filed on May 9, 2019).

10.15*	—	Employment Agreement, dated May 1, 2019, by and between Amplify Energy Corp. and Denise DuBard.

10.16*	—	Form of Indemnification Agreement.

10.17	—	Amplify Energy Corp. Management Incentive Plan (incorporated by reference to Exhibit 99.1 of Amplify Energy Corp.’s Registration Statement on Form S-8 (File No. 333-217674) filed on May 4, 2017).

10.18	—	Form of Restricted Stock Unit Agreement (incorporated by reference to Exhibit 99.3 of Amplify Energy Corp.’s Registration Statement on Form S-8 (File No. 333-217674) filed on May 4, 2017).

10.19	—	Form of 2018 RSU Award Agreement (Executives) (incorporated by reference to Exhibit 10.6 to Amplify Energy Corp.’s Quarterly Report on Form 10-Q (File No. 001-35364) filed on August 8, 2018).

10.20*	—	Form of 2018 RSU Award Agreement.

10.21*	—	Form of 2019 RSU Award Agreement (Executives).

10.22*	—	Form of 2019 RSU Award Agreement.

10.23	—	Form of Stock Option Award Agreement (incorporated by reference to Exhibit 99.2 of Amplify Energy Corp.’s Registration Statement on Form S-8 (File No. 333-217674) filed on May 4, 2017).

16.1*	—	Letter from Grant Thornton LLP to the U.S. Securities and Exchange Commission, dated August 6, 2019.

99.1*	—	Press Release dated August 6, 2019.

99.2	—	The audited consolidated balance sheet of Amplify Energy Corp., as of December 31, 2018 and December 31, 2017, and consolidated statements of operations and comprehensive income, consolidated statements of cash flows and consolidated statements of stockholders’ equity of Amplify Energy Corp., for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto (incorporated by reference to Part II. Item 8 of the Form 10-K of Amplify Energy Corp. for the year ended December 31, 2018 (SEC File No. 001-35364), filed by Amplify Energy Corp. with the U.S. Securities and Exchange Commission on March 6, 2019 (the “2018 Amplify Form 10-K”)).

99.3	—	The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated March 6, 2019, relating to the consolidated financial statements of Amplify (incorporated by reference to Part II. Item 8 of the 2018 Amplify Form 10-K).

99.4	—	The unaudited consolidated balance sheet of Amplify Energy Corp. as of June 30, 2019 and December 31, 2018, consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2019 and 2018, consolidated statements of cash flows for the six months ended June 30, 2019 and 2018 and consolidated statements of stockholders’ equity of Amplify Energy Corp. for the six months ended June 30, 2019, and the notes related thereto (incorporated by reference to Part I. Item 1 of the Form 10-Q of Amplify Energy Corp. for the quarter ended June 30, 2019 (SEC File No. 001-35364), filed by Amplify Energy Corp. with the SEC on August 5, 2019).

99.5	—	The unaudited pro forma condensed combined balance sheet as of March 31, 2019 and pro forma condensed combined statement of earnings for the year ended December 31, 2018 and the three months ended March 31, 2019 (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements” of the Joint Proxy Statement/Prospectus contained in the Registration Statement on Form S-4, filed by Midstates Petroleum Company. Inc. with the SEC on June 7, 2019).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2019	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer